Exhibit 10.12

SHARE CANCELLATION AND RELEASE

KNOW ALL MEN BY THESE PRESENTS:

Whereas, the undersigned has agreed to cancel 845,000 shares of restricted common stock of Nevada Canyon Gold Corp., a Nevada corporation (“NCG”); and

Whereas, as a result of the cancellation of these 845,000 shares of restricted common stock of NCG, the undersigned waives their rights to any future potential profitability with respect to the said shares;

Now, Therefore, the undersigned, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby:

(i) deliver to NCG for cancellation the said 845,000 shares of common stock of NCG; and

(ii) does hereby release all claims, demands, causes of action, damages, or liabilities, which the undersigned ever had, now has or hereinafter, shall or may have against NCG, arising out of, or related to the cancellation of the said 845,000 shares of NCG restricted common stock resulting in any potential loss of profitability for said shares as a result of the cancellation of said shares or otherwise.

/s/ Michael Levine	December 30, 2021
Michael Levine	Date

SHARE CANCELLATION AND RELEASE

KNOW ALL MEN BY THESE PRESENTS:

Whereas, the undersigned has agreed to cancel 930,000 shares of restricted common stock of Nevada Canyon Gold Corp., a Nevada corporation (“NCG”); and

Whereas, as a result of the cancellation of these 930,000 shares of restricted common stock of NCG, the undersigned waives their rights to any future potential profitability with respect to the said shares;

Now, Therefore, the undersigned, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby:

(i) deliver to NCG for cancellation the said 930,000 shares of common stock of NCG; and

(ii) release all claims, demands, causes of action, damages, or liabilities, which the undersigned ever had, now has or hereinafter, shall or may have against NCG, arising out of, or related to the cancellation of the said 930,000 shares of NCG restricted common stock resulting in any potential loss of profitability for said shares as a result of the cancellation of said shares or otherwise.

/s/ Ron Tattum	December 30, 2021
BCIM Management, LLC	Date
Ron Tattum, Manager

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